Exhibit 10.1

FIRST AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT

FIRST AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT (this “Amendment”) dated as of December 2, 2014, by and among PARKWAY PROPERTIES LP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), PARKWAY PROPERTIES, INC., a corporation incorporated under the laws of the State of Maryland (the “Parent”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended, Restated and Consolidated Credit Agreement dated as of April 1, 2014 (the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a) The Credit Agreement is hereby amended by restating the definitions of “Eligible Property”, “Excluded Subsidiary”, “Secured Indebtedness”, “Unencumbered Adjusted NOI” and “Unsecured Indebtedness” in Section 1.1. of the Credit Agreement in their entireties to read as follows:

“Eligible Property” means a Property which satisfies all of the following requirements as confirmed by the Administrative Agent (such confirmation not to be unreasonably withheld): (a) such Property is fully developed primarily as an office Property; (b) such Property is 100% owned in fee simple, or leased under a Ground Lease, by the Borrower or a Guarantor (or, on or after the Investment Grade Rating Date, a Wholly Owned Subsidiary); (c) regardless of whether such Property is owned by the Borrower or a Subsidiary, the Borrower has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Parent, the Borrower or such Subsidiary, as applicable, and (ii) to sell, transfer or otherwise dispose of such Property (and in each case, such right shall not be considered impaired, restricted or otherwise affected by the existence of any Negative Pledge permitted under Sections 9.2.(b)(i) and (ii)); (d) neither such Property, nor if such Property is owned by a Subsidiary, any of the Borrower’s direct or indirect ownership interest in such Subsidiary, is subject to (i) any Lien other than Permitted Liens of the types described in clauses (a) through (e) of the definition of “Permitted Lien” or (ii) any Negative Pledge other than Negative Pledges permitted under Sections 9.2.(b)(i) and(ii); and (e) such Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Property. Notwithstanding anything to the contrary above in this definition, an Eligible 1031 Property shall also constitute an Eligible Property.

“Excluded Subsidiary” means any Subsidiary (a) holding title to assets or, in the case of a 1031 Property, leasing such 1031 Property from a QI or EAT, which assets or 1031 Property, as the case may be, is or is to become collateral for any Secured Indebtedness of such Subsidiary (or EAT (or Wholly Owned Subsidiary(ies) thereof) or QI, as applicable) and (b) that is prohibited from Guarantying the Indebtedness of any other Person pursuant to (i) any document, instrument, or agreement evidencing or expected to evidence such Secured Indebtedness or (ii) a provision of such Subsidiary’s organizational documents which provision was or is to be included in such Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness.

“Total Asset Value” means, at a given time, the sum (without duplication) of all of the following of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) cash and Cash Equivalents; plus (b) the quotient of (i) the Net Operating Income of all Properties owned or leased by the Parent or any of its Subsidiaries (including any 1031 Property) for the two consecutive fiscal quarters most recently ended multiplied by 2, divided by (ii) the Capitalization Rate; provided that, for purposes of calculating Total Asset Value only, “Net Operating Income” may be calculated in accordance with GAAP and may include straight line rent leveling adjustments required under GAAP; plus (c) the GAAP book value of Properties acquired during the four fiscal quarter period most recently ended; plus (d) the GAAP book value of all Development Properties; plus (e) the GAAP book value of Unimproved Land; plus (f) the quotient of (i) the product of (x) Fee Income for the immediately preceding two consecutive fiscal quarters multiplied by (y) 2 divided by (ii) 15%; plus (g) the GAAP book value of all Mortgage Receivables owing by Persons other than Affiliates; plus (h) the GAAP book value of all Permitted Equity Investments. The Borrower’s Ownership Share of assets held by Consolidated Affiliates and Unconsolidated Affiliates (excluding, only in the case of Unconsolidated Affiliates, assets of the type described in the immediately preceding clause (a)) will be included in the calculation of Total Asset Value consistent with the above described treatment for wholly owned assets. Notwithstanding the foregoing, (1) Net Operating Income attributable to Properties (A) acquired during the four fiscal quarter period most recently ended, or (B) disposed of during the four fiscal quarter period most recently ended, shall in each case be excluded from the calculation of Total Asset Value, (2) the amount of Total Asset Value attributable to clause (e) above shall be limited to 5.0% of Total Asset Value and (3) the amount of Total Asset Value attributable to clause (f) above shall be limited to 7.50% of Total Asset Value.

“Unencumbered Adjusted NOI” means, for any period, Net Operating Income from all Eligible Properties and Non-Core Properties that have an aggregate Occupancy Rate of not less than 80%. Notwithstanding the foregoing, (x) Net Operating Income attributable to Non-Core Properties that is included in the calculation of Unencumbered Adjusted NOI shall be limited to 5.0% of Unencumbered Adjusted NOI and (y) Net Operating Income attributable to Eligible Properties that are leased pursuant to a Ground Lease that is included in the calculation of Unencumbered Adjusted NOI shall be limited to 15.0% (or if such Eligible Properties include all of the Corporate Center Properties, 25.0%) of Unencumbered Adjusted NOI.

(b) The Credit Agreement is hereby further amended by adding the following definitions of “1031 Property”, “Corporate Center Property”, “EAT”, “Eligible 1031 Property” and “QI” in the proper alphabetical order in Section 1.1. of the Credit Agreement:

“1031 Property” means any of the Corporate Center Properties, the Buckhead Plaza Property or any other Property approved by the Administrative Agent that is at any time held by a “qualified intermediary” (a “QI”), as defined in the Treasury Regulations promulgated pursuant to Section 1031 of the Internal Revenue Code, or an “exchange accommodation titleholder” (an “EAT”), as defined in Internal Revenue Service Revenue Procedure 2000-37, as modified by Internal Revenue Procedure 2004-51, (or in either case, by one or more Wholly Owned Subsidiaries thereof, singly or as tenants in common) which is a single purpose entity and has entered into an “exchange agreement” or a “qualified exchange accommodation agreement” with the Borrower or a Wholly Owned Subsidiary in connection with the acquisition (or possible disposition) of such property by the Borrower or a Wholly Owned Subsidiary pursuant to, and intended to qualify for tax treatment under, Section 1031 of the Internal Revenue Code.

“Buckhead Plaza Property” means the Property identified as One Buckhead Plaza, having an address of 3060 Peachtree Road NW, Atlanta, Georgia.

“Corporate Center Properties” means (a) the Property identified as Corporate Center One and having the address of 2202 North Westshore Boulevard, Tampa, Florida, (b) the Property identified as Corporate Center Two and having the address of 4211 West Boy Scout Boulevard, Tampa, Florida and (c) the Property identified as Corporate Center Three and having the address of 4221 West Boy Scout Boulevard, Tampa, Florida.

“EAT” has the meaning given that term in the definition of 1031 Property.

“Eligible 1031 Property” means a 1031 Property which satisfies all of the following requirements: (a) such 1031 Property is fully developed primarily as an office Property; (b) the Borrower or a Wholly Owned Subsidiary thereof leases such 1031 Property from the applicable EAT (or Wholly Owned Subsidiary(ies) thereof, as applicable) and the Borrower or a Wholly Owned Subsidiary thereof manages such 1031 Property; (c) the Borrower or a Wholly Owned Subsidiary thereof is obligated to purchase such 1031 Property (or Wholly Owned Subsidiary(ies) of the applicable EAT that owns such 1031 Property) from the applicable EAT (or such Wholly Owned Subsidiary(ies) of the EAT, as applicable) (other than in circumstances where the 1031 Property is disposed of by the Borrower or any Subsidiary); (d) the applicable EAT is obligated to transfer such 1031 Property (or its Wholly Owned Subsidiary(ies) that owns such 1031 Property, as applicable) to the Borrower or a Wholly Owned Subsidiary thereof, directly or indirectly (including through a QI); (e) the applicable EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) acquired such 1031 Property with the proceeds of a loan made by the Borrower or a Wholly Owned Subsidiary, which loan is secured either by a Mortgage on such 1031 Property and/or a pledge of all of the Equity Interests of the applicable Wholly Owned Subsidiary(ies) of an EAT that owns such 1031 Property, as applicable); (f) neither such 1031 Property, nor any interest of the Borrower or any Subsidiary therein, is subject to any Lien (other than (i) Permitted Liens and (ii) the Lien of a Mortgage or pledge referred to in the immediately preceding clause (e)) or a Negative Pledge other than the Negative Pledges permitted under Sections 9.2.(b)(i) and (ii) or a Negative Pledge binding on the EAT in favor of the Borrower or any Wholly-Owned Subsidiary; and (g) such 1031 Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such 1031 Property. In no event shall a 1031 Property qualify as an Eligible 1031 Property for a period in excess of 185 consecutive days or such later period (plus 5 consecutive days) if the relevant period under Section 1031 of the Code (including the Treasury Regulations thereunder, and including as provided under Rev. Proc. 2000-37 (as modified by Rev. Proc. 2004-51)) is extended pursuant to Rev. Proc. 2007-56 (or relevant successor or replacement guidance). Notwithstanding anything to the contrary set forth herein, for purposes of determining Total Asset Value, such 1031 Property shall be deemed to have been owned or leased by a Wholly Owned Subsidiary of the Borrower from the date acquired by the applicable EAT (or Wholly Owned Subsidiary(ies) of the EAT that owns such 1031 Property, as applicable).

“QI” has the meaning given that term in the definition of 1031 Property.

(c) The Credit Agreement is hereby further amended by restating Section 9.1.(e) of the Credit Agreement in its entirety as follows:

(e) Ratio of Unencumbered Adjusted NOI to Unsecured Indebtedness. The Parent shall not permit the ratio of (i) the product of (A) Unencumbered Adjusted NOI for the two consecutive fiscal quarters most recently ended multiplied by (B) 2 to (ii) Unsecured Indebtedness of the Parent and its Subsidiaries on a consolidated basis to be less than 0.10 to 1.00 at any time. For the purpose of calculating the ratio set forth in this subsection (e), (i) if an Eligible Property or Non-Core Property has been acquired during the two consecutive fiscal quarters most recently ended, the Parent may include in such calculation the Unencumbered Adjusted NOI of such Property calculated on a proforma basis, so long as such proforma calculations are reasonably satisfactory to the Administrative Agent, and (ii) Unsecured Indebtedness shall not include any Indebtedness constituting guaranty or other secondary obligations of the Parent or any of its Subsidiaries which is not secured by a Lien on any property of such guarantor or secondary obligor but which is a guaranty of, or other secondary obligation in respect of, Secured Indebtedness where the borrower or other primary obligor is the Parent or any of its Subsidiaries (or any EAT (or Wholly Owned Subsidiary(ies) thereof) or QI, as applicable).

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to the truth and accuracy of the representations set forth herein (and incorporated by reference) and receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) A counterpart of this Amendment duly executed by the Borrower, the Parent and the Requisite Lenders;

(b) A Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and

(c) Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. Each of the Parent and the Borrower has the right and power, and has taken all necessary action to authorize such Loan Party, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended by this Amendment in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of each of the Parent and the Borrower and each of this Amendment and the Credit Agreement as amended by this Amendment is a legal, valid and binding obligation of each of the Parent and the Borrower enforceable against such Person in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by each of the Parent and the Borrower of this Amendment and the performance by each such Person of this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval (other than any required filing with the SEC) or violate any Applicable Law (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent, the Borrower or any Loan Party, or any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Issuing Bank.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Parent and Borrower. The Borrower and the Parent hereby certify to the Administrative Agent and the Lenders that as of the date hereof and after giving effect to this Amendment, the representations and warranties made or deemed made by each of the Parent and the Borrower in the Credit Agreement as amended by this Amendment and the other Loan Documents to which the Parent or the Borrower is a party are and shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is and shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is and shall be true and correct in all respects) and except for changes in factual circumstances permitted under the Credit Agreement as amended by this Amendment.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. Each of this Amendment and the Guarantor Acknowledgement is a Loan Document.

Section 6. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable and documented out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained in Section 1 hereof shall be deemed to have prospective application only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended, Restated and Consolidated Credit Agreement to be executed as of the date first above written.

BORROWER:

PARKWAY PROPERTIES LP

By:	Parkway Properties General Partners, Inc., its sole general partner

	By:	/s/ David R. O’Reilly
		Name:	David R. O’Reilly
		Title:	Executive Vice President and Chief Financial Officer

	By:	/s/ Jeremy R. Dorsett
		Name:	Jeremy R. Dorsett
		Title:	Executive Vice President, General Counsel and Secretary

PARENT:

PARKWAY PROPERTIES, INC.

By:	/s/ David R. O’Reilly
	Name:	David R. O’Reilly
	Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Jeremy R. Dorsett
	Name:	Jeremy R. Dorsett
	Title:	Executive Vice President, General Counsel and Secretary

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Bank, as Swingline Lender, and as a Lender

By:	/s/ Andrew Hussion
	Name:	Andrew Hussion
	Title:	Director

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PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Cory Clement
	Name:	Cory Clement
	Title:	Vice President

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ J. Lee Hord
	Name:	J. Lee Hord
	Title:	Senior Vice President

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BANK OF AMERICA, N.A.

By:	/s/ Michael W. Edwards
	Name:	Michael W. Edwards
	Title:	Senior Vice President

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JPMORGAN CHASE BANK, N.A.

By:	/s/ Stephen Whitehill
	Name:	Stephen Whitehill
	Title:	Authorized Officer

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ROYAL BANK OF CANADA

By:	/s/ Brian Gross
	Name:	Brian Gross
	Title:	Authorized Signatory

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BARCLAYS BANK PLC

By:	/s/ Christine Aharonian
	Name:	Christine Aharonian
	Title:	Vice President

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MORGAN STANLEY BANK, N.A

By:	/s/ Christopher Winthrop
	Name:	Christopher Winthrop
	Title:	Authorized Signatory

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RAYMOND JAMES BANK, N.A.

By:	/s/ James M. Armstrong
	Name:	James M. Armstrong
	Title:	Senior Vice President

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TD BANK, N.A.

By:	/s/ Sean C. Dunne
	Name:	Sean C. Dunne
	Title:	Vice President

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TRUSTMARK NATIONAL BANK

By:	/s/ Zack Nordan
	Name:	Zack Nordan
	Title:	Vice President

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SEASIDE NATIONAL BANK & TRUST

By:	/s/ Thomas N. Grant
	Name:	Thomas N. Grant
	Title:	Senior Vice President and Chief Credit Officer

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EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of December 2, 2014 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Parkway Properties LP (the “Borrower”), Parkway Properties, Inc. (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended Restated and Consolidated Credit Agreement dated as of April 1, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of April 1, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are to enter into a First Amendment to Amended, Restated and Consolidated Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

PARKWAY PROPERTIES, INC.

By:
Name:
Title:

By:
Name:
Title:

PARKWAY PROPERTIES GENERAL PARTNERS, INC.

By:
Name:
Title:

By:
Name:
Title:

PARKWAY JHLIC LP

By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PARKWAY REALTY SERVICES, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PARKWAY LAMAR LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PARKWAY 214 N. TRYON, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PARKWAY 525 N. TRYON, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PARKWAY TOWER PLACE 200, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY 222 S. MILL, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PKY 400 NORTH BELT, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY 1300 RIVERPLACE, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PKY 1250 SAM HOUSTON, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY 1325 DAIRY ASHFORD, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PKY 40867 LAKE FOREST, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY BRICKELL, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PKY CARLTON, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY CYP4, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PKY FUND II ORLANDO I, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY MILLENIA, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PKY SQUAW PEAK, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY WOODBRANCH, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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PARKWAY 550 SOUTH CALDWELL, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

PKY FUND II TAMPA I, LLC

By:	Parkway Properties LP, its sole member

	By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

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EOLA CAPITAL LLC

By:	Eola Office Partners LLC, its sole member

	By:	Parkway Properties LP, its sole member

		By:	Parkway Properties General Partners, Inc., its sole general partner

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

c/o Parkway Properties, Inc.
390 North Orange Avenue, Suite 2400
Orlando, FL 32801
Attention: Chief Financial Officer
Telecopy Number: (407) 650-0597
Telephone Number: (407) 650-0593

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BORROWER:

PARKWAY PROPERTIES LP, a Delaware limited partnership

By:	Parkway Properties General Partners, Inc.,
its sole general partner

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Guarantor Acknowledgement]